EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 78 to the Registration Statement of Eaton Vance Growth Trust (1933 Act File No. 2-22019) of my opinion dated December 10, 2001, which was filed as Exhibit (i) to Post-Effective Amendment No. 77.


                                             /s/ James M. Wall
                                             --------------------
                                             James M. Wall, Esq.



December 20, 2001
Boston, Massachusetts